Prospectus Supplement March 1, 2022

For the following funds with prospectuses dated
May 1, 2021 – March 1, 2022 (as supplemented to date)

AMCAP Fund® (AMCAP)
American Balanced Fund® (AMBAL)

American Funds Developing World Growth and Income FundSM (DWGI)
American Funds Corporate Bond Fund® (CBF)
American Funds Emerging Markets Bond Fund®(EMBF)

American Funds Global Balanced FundSM (GBAL)

American Funds Global Insight FundSM (GIF)

American Funds Inflation Linked Bond Fund® (ILBF)
American Funds International Vantage FundSM (IVE)

American Funds Mortgage Fund® (AFMF)
American Funds Multi-Sector Income FundSM (MSI)
American Funds Strategic Bond FundSM (SBF)

American Funds U.S. Government Money Market FundSM (MMF)

American High-Income Trust® (AHIT)
American Mutual Fund® (AMF)

The Bond Fund of America® (BFA)
Capital Income Builder® (CIB)
Capital World Bond Fund® (WBF)

Capital World Growth and Income Fund® (WGI)

EuroPacific Growth Fund® (EUPAC)
Fundamental Investors® (FI)

The Growth Fund of America® (GFA)

The Income Fund of America® (IFA)

Intermediate Bond Fund of America® (IBFA)

International Growth and Income FundSM (IGI)
The Investment Company of America® (ICA)

The New Economy Fund® (NEF)

New Perspective Fund® (NPF)

New World Fund® (NWF)

Short-Term Bond Fund of America® (STBF)

SMALLCAP World Fund® (SCWF)

U.S. Government Securities Fund® (GVT)

Washington Mutual Investors FundSM (WMIF)

Changes apply to all funds unless otherwise noted below.

1. The following is added to the section titled “The Capital System” in the “Management and organization” section of the Capital Income Builder prospectus:

Charles E. Ellwein, Partner, Capital Research Global Investors, serves as an equity portfolio manager for the fund. Charles has 26 years of experience in total; 16 years with Capital Research and Management Company or affiliate. He has one year of experience in managing the fund (plus 9 years of prior experience as an investment analyst for the fund).

2. The following is added to the “Investment objective(s), strategies and risks” section of the prospectus for each of the funds listed above (other than AMBAL, BFA, EMBF, FI, ICA, MSI, SBF, WBF):

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).

3. The information under “Northwestern Mutual Investment Services, LLC” in the “Appendix – Sales charge waivers” section of the prospectus is amended to read as follows:

Northwestern Mutual Investment Services, LLC

Rights of accumulation on SIMPLE IRAs held at Northwestern Mutual Investment Services, LLC

Effective March 31, 2022, for SIMPLE IRA plans where the plan is held on the Simple IRA platform at Northwestern Mutual Investment Services, LLC (NMIS) through its clearing firm, Pershing LLC, each linked participant account will be aggregated at either the plan level or the individual level for rights of accumulation (ROA), depending on which aggregation method results in a greater breakpoint discount on front-end sales charges for the participant.

Class A and C share purchases in owner-only 401(k) plans held at Northwestern Mutual Investment Services, LLC

For 401(k) plans held at NMIS through its clearing firm, Pershing LLC, that cover only owners and their spouses and are not subject to ERISA, participants may purchase Class A shares with the applicable front-end sales charge or Class C shares with the applicable contingent deferred sales charge, in accordance with NMIS’s share class policies applicable to such plans.

4. The information under “Robert W. Baird & Co. Incorporated (Baird)” in the “Appendix – Sales charge waivers” section of the prospectus is amended to read as follows:

Robert W. Baird & Co. Incorporated (Baird)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•	Shares purchased from the proceeds of redemptions from another fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Charitable accounts in a transactional brokerage account at Baird

CDSC waivers on Class A and C shares available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-end sales charge discounts available at Baird: breakpoints and/or rights of accumulation

•	Breakpoints as described in this prospectus
•	Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time

Keep this supplement with your prospectus.

Lit. No. MFGEBS-503-0322P CGD/AFD/10039-S88045

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY
/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY